UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 7, 2009

Date of Report (Date of earliest event reported)

Peplin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53410	26-0641830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6475 Christie Avenue

Emeryville, CA 94608

(Address of principal executive offices) (Zip Code)

(510) 653-9700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 7, 2009, Peplin, Inc. (the “Company”), issued a press release announcing positive results with its lead product candidate PEP005 (ingenol mebutate) Gel in its Phase IIb actinic (solar) keratosis dose ranging clinical trial (PEP005-015). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Peplin, Inc. press release dated January 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPLIN, INC. (Registrant)

	By:	/s/ David J.B. Smith
Date: January 13, 2009	Name: David J.B. Smith Title: Chief Financial Officer

EXHIBIT INDEX

99.1   Peplin, Inc. press release dated January 7, 2009